EXHIBIT 99.1

Holly Corporation: Webcast Presentation Refining & Marketing Initiatives 2004/2005 Major Capital Projects for 2005 Estimation of 'Mid-cycle' EBITDA January 27, 2005

Agenda 2005 refining initiatives 2005 major capital projects Estimated mid-cycle EBITDA Questions & Answers

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the Company's business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company's capital investments and marketing strategies, the Company's efficiency in carrying out construction projects, the outcome of litigation with Frontier Oil Corporation, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the Company's business prospects and performance is provided in the Company's Third Quarter Form 10-Q filed with the Securities and Exchange Commission for the quarter ended September 30, 2004, and in the Company's other reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda 2005 refining initiatives 2005 major capital projects Estimated mid-cycle EBITDA Questions & Answers

Holly Corp's previous guidance for Mid-Cycle* EBITDA for 2004 Company operations *Mid-cycle EBITDA for the refinery operations was calculated by subtracting 2004 operating expenses excluding depreciation from mid-cycle refinery gross margin. Mid-cycle refinery gross margin was calculated by applying the trailing three year average product values and raw material costs to 2004's actual raw materials charge and product yields. For 2004: Projected EBITDA improvement (in millions) Refinery mid-cycle EBITDA $105 Pipeline & Terminal EBITDA 35 Minority interest in pipelines & terminals <17> Holly's 2004 mid-cycle EBITDA estimate $123

2005 Refining Initiatives: Increase capacity of sour grades of crude Improve refining yields Increase refinery runs

INCREASE CAPACITY OF SOUR GRADES OF CRUDE Move from approx. 92% sour crude runs to 100% sour crude runs at Navajo Refinery. (Navajo primarily runs a West Texas Sour (WTS) 'type' of sour crude.) Increase low priced Canadian heavy sour crude at Woods Cross refinery to 8% of runs in 2005. Increase sour crude runs by 8,000bpd for Holly's overall refining system at $4.45/bbl differential. PROJECTED EBITDA ADDITIONS: $13 MILLION

IMPROVE REFINING YIELDS High Value Product Yield Improvement: Increase Clean Burning Gasoline (CBG) production at Navajo refining. Upgrade 5,200 bpd from 'conventional' gasoline to higher value CBG gasoline Increase Premium gasoline production Upgrade 1,000 bpd of regular gasoline to premium Increase Low Sulfur diesel production 3,000 bpd Process Unit Configuration Changes: CCR catalyst change at Navajo refining Upgrade 400 bpd of low-value refining gases to high octane gasoline component FCCU feed nozzles / turnaround at Woods Cross refinery Upgrade 300 bpd of lower valued light cycle oil & slurry to high value gasolines PROJECTED EBITDA ADDITIONS: $8 MILLION

INCREASE REFINERY RUNS Higher crude rates at all refineries. 2005 plan 1,800 bpd from all refineries Higher FCCU rates at Navajo refinery Increase gasoline & diesel production levels by buying additional gas oil from 3rd parties Increased Natural Gasoline Blending 2,100 bpd low cost natural gasoline to finished gasoline blending Additional asphalt tankage at Montana refinery Allows for higher winter run rates PROJECTED EBITDA ADDITIONS: $7 MILLION

Summary of EBITDA from 2005 Refinery initiatives: R&M Improvement Initiative Projected EBITDA improvement (in millions) Increased capacity of sour crude feedstocks $13 Improved refining yields 8 Increased refinery runs 7 Estimated EBITDA additions $28

Agenda 2005 refining initiatives 2005 major capital projects Estimated mid-cycle EBITDA Questions & Answers

2005 Refinery Capital Spending Program-Major Projects ROSE Asphalt Unit --Navajo refinery Diesel Hydrotreater Unit --Woods Cross refinery Ultra Low Sulfur Diesel and Expansion Projects --Navajo refinery

2005 Refinery Capital Spending Program-Major Projects ROSE Asphalt Unit --Navajo refinery: Project Summary: Relocate and refurbish an existing purchased ROSE unit (residuum oil supercritical extraction) to the Artesia, NM facility. Unit will have a capacity of 4,500 BPD of asphalt (feedstock) Unit will upgrade low-priced asphalt to higher valued gasoline and diesel. Projected cost: $16 million Estimated completion: 1st quarter 2006 Target EBITDA: $6 million Assumption: based on historical spread between asphalt and gasoline & diesel margins (5-year avg. actual netbacks for Navajo refinery)

2005 Refinery Capital Spending Program-Major Projects Diesel Hydrotreater Unit --Woods Cross refinery : Project Summary: Compliance with ULSD requirements* Create infrastructure for potential 'sour up' project in future Projected cost: $33 million Estimated completion: 2nd quarter 2006 Target EBITDA: $2.5 million Assumption: based on historical spread between high and low sulfur diesel *Clean air regulations require the production of ultra low sulfur diesel (ULSD) by June 2006 for small refiners in order to defer production of ultra low sulfur gasoline (ULSG) until 2010.

2005 Refinery Capital Spending Program-Major Projects Ultra Low Sulfur Diesel and Expansion Projects --Navajo refinery: Project Summary: Compliance with ULSD requirements* 10,000 bpd expansion Projected cost: $52 million Estimated completion: 2nd quarter 2006 Target EBITDA: $12.5 million Assumption: incremental production priced at steep discount to average *Clean air regulations require the production of ultra low sulfur diesel (ULSD) by June 2006 for small refiners in order to defer production of ultra low sulfur gasoline (ULSG) until 2010. Note: Final approval of entire project expected at February Board Meeting

Anticipated 2005 Refinery Capital Spending Major Capital Projects Estimated Total Cost * Estimated EBITDA Addition ROSE Unit $16 $6.0 Diesel hydrotreater at Woods Cross 33 2.5 ULSD & Expansion (project approval to Board in Feb.-submittal of total) 52 12.5 Total $101 $21.0 (in millions) *Approx. half these amounts will be spent in 2005, with the remainder in 2006

Anticipated tax benefits from capital spending program American Jobs Creation Act of 2004: Created tax incentives for small refiners to produce ULSD Provides immediate deduction of 75% of certain capital costs Provides a tax credit based on ULSD production up to 25% of these costs Expected benefits to Holly: Present value of tax savings in excess of $20 million* *estimate of refund from prior years and difference between immediate deductions and credits vs. depreciating investments over normal depreciation schedule

Agenda 2005 refining initiatives 2005 major capital projects Estimated mid-cycle EBITDA Questions & Answers

Estimate of mid-cycle EBITDA Previous Guidance 2005 2006 2007 Refining $105 $105 $105 $105 R&M Initiatives 28 28 28 Effect of capital projects 15 21 New Refining Guidance 133 148 154 Logistics assets (HEP)* 35 35 35 35 Minority interest* <17> <17> <17> <17> Total Consolidated* $123 $151 $166 $172 *These estimates exclude growth considerations for HEP Mid-cycle EBITDA Estimates (in millions)

NRC Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 3.07 4.72 7.33 6.46 4.92 5.11 5.79 5.73 5.1 6.64 6.2 2 West 1.37 1.2 2.59 0.81 1.39 0.84 0.25 2.38 4.51 2.53 1.19 2.09 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 2.29 4.55 1.88 7.19 9.57 5.84 3.67 2.03 0.53 0.77 0.3 3.71 nrc gm 6.69 6.69 6.69 6.69 6.69 6.69 6.69 6.69 6.69 6.69 6.69 6.69 05 hi 05 low 2000-2004 Refining Gross Margin Range (median in blue) Mid-cycle GM contributing to refining EBITDA est. for 2005 Per bbl

MRC Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 0.06 2.96 3.92 6.86 5.59 4.95 8.73 4.11 5.15 5.15 7.67 2.94 West 5.52 2.15 6.23 1.98 2.07 2.31 0.61 4.73 5.48 2.82 1.39 1.07 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 1.3 4.32 3.64 3.88 8.49 8.27 1 3.21 2.89 2.54 1.32 4.98 mrc gm 7.89 7.89 7.89 7.89 7.89 7.89 7.89 7.89 7.89 7.89 7.89 7.89 05 budget 2000-2004 Refining Gross Margin Range (median in blue) Per bbl Mid-cycle GM contributing to refining EBITDA estimate for 2005

Woods Cross Refining Margins Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec East 1.64 1.21 5.56 4.32 5.75 2.73 2.87 3.93 -0.67 -0.95 4.97 0.57 West 0.2 2.16 2.85 2.97 1.23 1.94 4.56 3.68 9.59 8.01 2.3 2.43 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 0.2 2.85 0.26 2.31 3.6 4.88 3.99 0.17 2.14 1.34 3.81 0.29 3.56 wx mgn 6.72 6.72 6.72 6.72 6.72 6.72 6.72 6.72 6.72 6.72 6.72 6.72 05 budget 2000-2004 Refining Gross Margin Range (median in blue) Per bbl Mid-cycle GM contributing to refining EBITDA estimate for 2005

Key sensitivities to EBITDA changes Sensitivity EBITDA Impact ($MM/year) Gulf Coast 3-2-1 Crack Spread, $/bbl +-1 +-38 WTI/WTS Spread, $/bbl +-1 +-27 Phoenix CBG / El Paso UNL Spread, cts/gal +-5 +-18 Navajo Asphalt / WTS Spread, $/bbl +-5 +-9 Natural Gas (Henry Hub), $/mmbtu* +-1 +-9 *negative correlation

Agenda 2005 refining initiatives 2005 major capital projects Estimated mid-cycle EBITDA Questions & Answers